UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2005

ANGELICA CORPORATION
(Exact name of Company as specified in its charter)

Missouri	1-5674	43-0905260
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

424 South Woods Mill Road
Chesterfield, Missouri	63017-3406
(Address of principal executive offices)	(Zip Code)

(314) 854-3800
(Company’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 30, 2005, Richard M. Fiorillo resigned from the position of Chief Accounting Officer of the Company to assume the title and responsibilities of Vice President, Financial Analysis and Planning at Angelica Textile Services, Inc., a wholly-owned subsidiary of the Company. James W. Shaffer, the Company’s Vice President and Chief Financial Officer, will assume the responsibilities of the Company’s principal accounting officer.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired. Not applicable.

(b)    Pro forma financial information. Not applicable.

(c)    Exhibits. None.

*           *           *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2005

ANGELICA CORPORATION

By: /s/ Steven L. Frey
     Steven L. Frey,
      Vice President and General Counsel